Exhibit 99.1

LIQUIDVALUE DEVELOPMENT INC.

Unaudited Pro Forma Condensed Consolidated Financial Information

On December 9, 2022, Alset EHome Inc., a fully owned subsidiary of LiquidValue Development Inc. (“the Company”), entered into an agreement with Alset International Limited and Alset Inc. pursuant to which Alset EHome Inc. agreed to sell its fully owned subsidiary, American Home REIT Inc. (“AHR”), which owns 112 single-family rental homes, to Alset Inc. The closing of the transaction contemplated by this agreement was completed on January 13, 2023.

Alset EHome Inc. sold AHR to Alset Inc. for a total consideration of $26,250,933, including the forgiveness of debt in the amount of $13,900,000, a promissory note in the amount of $11,350,933 and a cash payment of $1,000,000. This purchase price represents the book value of AHR as of November 30, 2022.

The sale of AHR was considered a significant disposition for purposes of Item 2.01 of Form 8-K. Accordingly, the Company has prepared the accompanying unaudited pro forma condensed consolidated financial information in accordance with Article 11 of Regulation S-K.

The unaudited pro forma condensed consolidated financial information is presented based on assumptions, adjustments and currently available information described in the accompanying notes and is intended for informational purposes only. The unaudited pro forma condensed consolidated financial information is not necessarily indicative of what the Company’s results of operations or financial condition would have been had the sale of AHR occurred on the dates assumed. In addition, it is not necessarily indicative of the Company’s future results of operations or financial condition.

LiquidValue Development Inc. and American Home REIT Inc.

Unaudited Pro Forma Condensed Consolidated Balance Sheets

December 31, 2022

	LiquidValue	American Home REIT	Adjustments	Note 2	Pro Forma After Disposition
	(Unaudited)	(Unaudited)
Assets:
Real Estate
Investments in Single-family Residential Properties
Land	$4,908,590	$4,908,590	$-		$-
Building and Improvements	21,933,889	21,933,889	-		-
	26,842,479	26,842,479	-		-
Less: Accumulated Depreciation	(776,274)	(776,274)	-		-
Investments in Single-family Residential Properties, Net	26,066,205	26,066,205	-		-
Construction in Progress	15,616,257	-	-		15,616,257
Land Held for Development	7,943,126	-	-		7,943,126
Other Properties	411,528	-	-		411,528
Total Real Estate	50,037,116	26,066,205	-		23,970,911

Cash	2,221,269	1,186,658	1,000,000	(a)	2,034,611
Restricted Cash	309,219	-	-		309,219
Accounts Receivable	34,744	-	-		34,744
Other Receivable	96,415	34,744	-		61,671
Related Party Receivable	2,279	2,279	11,350,933	(b)	11,350,933
Prepaid Expenses	12,445	4,413	-		8,032
Fixed Assets, Net	4,629	-	-		4,629
Deposits	23,603	-	-		23,603
Operating Lease Right-Of-Use Asset	108,950	-	-		108,950
Total Assets	$52,850,669	$27,294,299	$12,350,933		$37,907,303

Liabilities and Stockholders’ Equity:

Liabilities:
Accounts Payable and Accrued Expenses	$2,336,083	$1,095,736	$-		$1,240,347
Accrued Interest - Related Parties	1,383,019	-	-		1,383,019
Operating Lease Liability	110,431	-	-		110,431
Note Payable - Related Parties	26,443,055	-	(13,900,000)	(c)	12,543,055
Total Liabilities	30,272,588	1,095,736	(13,900,000)		15,276,852

Stockholders’ Equity:
Common Stock, at par $0.001, 1,000,000,000 shares authorized and 704,043,324 issued, and outstanding at December 31, 2022	704,043	-	-		704,043
Additional Paid in Capital	32,542,720	26,384,178	26,384,178	(d)	32,542,720
Accumulated Deficit	(10,742,942)	(185,615)	(133,245)	(e)	(10,690,572)

Total LiquidValue Development Inc. Stockholders’ Equity	22,503,821	26,198,563	26,250,933		22,556,191
Non-controlling Interests	74,260				74,260
Total Stockholders’ Equity	22,578,081	26,198,563	26,250,933		22,630,451
Total Liabilities and Stockholders’ Equity	$52,850,669	$27,294,299	$12,350,933		$37,907,303

LiquidValue Development Inc. and American Home REIT Inc.

Unaudited Pro Forma Condensed Consolidated Statements of Operations

For the Years Ended December 31, 2022

	LiquidValue	American Home Reit	Adjustments	Note 2	Pro Forma After Disposition
	(Unaudited)	(Unaudited)
Revenue
Rental	$1,810,011	$1,810,011	$-		$-
Property	665,291				665,291
	2,475,302	1,810,011	-		665,291
Operating Expenses
Cost of Revenue	2,219,732				2,219,732
General and Administrative	1,618,527	1,966,223	-		(347,696)
Total Operating Expenses	3,838,259	1,966,223	-		1,872,036

Loss From Operations	(1,362,957)	(156,212)			(1,206,745)

Other Income & Expense
Interest Expense, net	(1,028,934)	(123)	1,512,267	(f)	483,456
Other Income	108,617				108,617
Other Expense	-	-	(133,245)	(e)	(133,245)
Total Other Income (Expense)	(920,317)	(123)	1,379,022		458,828

Net Loss Before Income Taxes	(2,283,274)	(156,335)	1,379,022		(747,917)

Income Tax Expense	-	-	-		-

Net Loss	(2,283,274)	(156,335)	1,379,022		(747,917)

Net Income Attributable to Non-controlling Interests	22,725	-	-		22,725

Net Loss Attributable to Common Stockholders	$(2,305,999)	$(156,335)	$1,379,022		$(770,642)

Net Loss Per Share - Basic and Diluted	$(0.00)				$(0.00)

Weighted Average Common Shares Outstanding - Basic and Diluted	704,043,324				704,043,324

LiquidValue Development Inc. and American Home REIT Inc.

Unaudited Pro Forma Condensed Consolidated Statements of Operations

For the Years Ended December 31, 2021

	LiquidValue	American Home REIT	Adjustments	Note 2	Pro Forma After Disposition
		(Unaudited)
Revenue
Rental	$327,296	$327,296	$-		$-
Property	13,886,084				13,886,084
	14,213,380	327,296	-		13,886,084
Operating Expenses
Cost of Revenue	11,551,301				11,551,301
General and Administrative	1,498,052	356,576	-		1,141,476
Total Operating Expenses	13,049,353	356,576	-		12,692,777

Loss From Operations	1,164,027	(29,280)	-		1,193,307

Other Income & Expense
Interest Expense, net	(153,900)	-	1,512,267	(f)	1,358,367
Other Income	4,142				4,142
Total Other Income (Expense)	(149,758)	-	1,512,267		1,362,509

Net Income (Loss) Before Income Taxes	1,014,269	(29,280)	1,512,267		2,555,816

Income Tax Expense	91,916	-	-		91,916

Net Income (Loss)	922,353	(29,280)	1,512,267		2,463,900

Net Income Attributable to Non-controlling Interests	686,496	-	-		686,496

Net Income (Loss) Attributable to Common Stockholders	$235,857	$(29,280)	$1,512,267		$1,777,404

Net Income Per Share - Basic and Diluted	$0.00				$0.00

Weighted Average Common Shares Outstanding - Basic and Diluted	704,043,324				704,043,324

LiquidValue Development Inc. and American Home REIT Inc.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

Note 1 – Basis of Presentation

The unaudited pro forma balance sheet after disposition has been prepared by applying pro forma adjustments to LiquidValue Development Inc. (“the Company”) and American Home REIT Inc. (“AHR”) unaudited consolidated balance sheets as of December 31, 2022. Pro forma adjustments were computed assuming the transaction was consummated on December 31, 2022.

The unaudited pro forma statement of operations for the year ended December 31, 2022 has been prepared from the Company’s and AHR’s unaudited consolidated statement of operations for the year ended December 31, 2022. Pro forma adjustments were computed assuming the transaction occurred at January 1, 2022 and carried through the year.

The unaudited pro forma statement of operations for the year ended December 31, 2021 has been prepared from the Company’s audited consolidated statement of operations for the year ended December 31, 2021 and AHR’s unaudited consolidated statement of operations for the year ended December 31, 2021. Pro forma adjustments were computed assuming the transaction occurred at January 1, 2021 and carried through the year.

Note 2 – Pro Forma Adjustments

Alset EHome Inc. sold AHR, the company that owns these 112 homes, to Alset Inc. for a total consideration of $26,250,933, including the forgiveness of debt in the amount of $13,900,000 (c), a promissory note in the amount of $11,350,933 (b) and a cash payment of $1,000,000 (a). This purchase price represents the book value of AHR as of November 30, 2022. The difference $133,245 (e) between book value $26,384,178 (d) as of December 31, 2022 and purchase price $26,250,933 was recorded as other expenses by adjustments.

The Company would reduce interest expense $695,000 ($13,900,000 debt forgiveness with annual interest rate 5%) and generate interest income $817,267 ($11,350,933 promissory note with annual interest rate 7.2%), total increased interest income $1,512,267 (f).